Exhibit 99.2

4Q22 EARNINGS REPORT PennyMac Financial Services, Inc. February 2023

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future interest rate, housing and prepayment rates changes; future loan origination, servicing and production, including future production and operating expenses; future loan delinquencies and forbearances; future early buyout loans; future custodial balance earnings; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; the discontinuation of LIBOR; increases in loan delinquencies, defaults and forbearances; failure to modify, resell or refinance early buyout loans; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

FOURTH QUARTER HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

Strong servicing results were partially offset by reduced profitability in Consumer Direct and non-recurring tax items[(1)]

4Q22 Results

Net income[(1)]	Diluted EPS[(1)]
$38mm	$0.71

Return on equity	Book value per share
4%	$69.44

Capital Return

Shares repurchased	Dividend per common share
1.1mm	$0.20

PRODUCTION

Pretax income	Total loan acquisitions and originations[(2)]	Consumer direct lock volume	Broker direct lock volume	PFSI correspondent lock volume
$(9)mm	$23.0bn	$1.7bn	$2.0bn	$15.4bn

SERVICING

Pretax income	MSR[(3)] fair value changes and hedging results	MSR fair value changes and hedging impact to EPS	Pretax income excluding valuation-related items[(4)]	Total servicing portfolio UPB[(2)(3)]
$76mm	$10mm	$0.13	$79mm	$552bn

INVESTMENT MANAGEMENT

Pretax income	Assets under management	Revenue
$1mm	$2.0bn	$9.9mm

Note: All figures are for 4Q22 or as of 12/31/22

(1) Net income included non-recurring tax items of $(12) million primarily driven by a tax rate increase impacting PFSI's net deferred tax liability; impact on Diluted EPS (earnings per share) was $(0.22)

(2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT)

(3) MSR = mortgage servicing rights. UPB = unpaid principal balance

(4) Excludes $82.6 million in MSR fair value gains, $72.9 million in hedging losses and a $13.2 million provision for losses on active loans. See slide 15 for additional details

3

4 PFSI 2022 HIGHLIGHTS AND ACCOMPLISHMENTS Note: All figures are for the full year 2022 or as of 12/31/22 (1) Includes volume fulfilled or subserviced for PMT $109bn Total Production Volume in UPB (1) $552bn Total Servicing Portfolio UPB (1) Investment Management AUM Operational Highlights Financial Results Capital Activity $2.0bn Net Income $476mm Diluted EPS $8.50 Growth in Book Value per Share 16% Return on Equity 14% $406mm Share Repurchases Cash Dividends $55mm $500mm Secured Long - Term D ebt R aised Operating discipline to right size capacity and reduce expenses drove strong financial performance in the challenging mortgage environment of 2022

5 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Remain High • Third party forecasts for 2023 originations range from $ 1.6 to $1.9 trillion, down meaningfully from 2022 originations ‒ Excess industry capacity established in recent years continues to be reduced by market participants, albeit at a slow pace • Mortgage banking companies with large servicing portfolios and diversified business models are better positioned to offset the decline in profitability that has resulted from decreased origination volumes and margins (1) Actual originations: Inside Mortgage Finance. F orecast originations: Average of Mortgage Bankers Association ( 1 /19/23) and Fannie Mae ( 1 /10/23) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 6.13 % as of 1/26/23. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (2) (3) $1.5 $1.8 $1.5 $1.4 $2.6 $2.6 $0.7 $0.4 $4.1 $4.4 $2.2 $1.8 2020 2021 2022 2023E Purchase Refinance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30-year fixed rate mortgage Primary/secondary spread

• Offering homeowners and title insurance to customers through joint ventures • Evaluating additional partnerships and revenue opportunities 6 • $1.2 billion in revenue from servicing and sub - servicing fees in 2022 • Higher short - term rates driving increased placement fee income • Cloud - based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Drives efficient lead generation for consumer direct • Purchase originations, new products, second liens • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology BENEFITS AND POTENTIAL VALUE FROM PENNYMAC’S LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology New Production Opportunities Loss Mitigation Ancillary Products and Services 2.3M customers $5 52 B unpaid principal balance

FUTURE RECAPTURE OPPORTUNITIES ENHANCED BY RECENT PRODUCTION AT HIGHER RATES

Pennymac's Total Production Volumes versus Average 30-year Fixed Rate Mortgage



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.7%
$26.7 bn
Average Note Rate: 4.41%
$26.0 bn
Average Note Rate: 5.11%
$23.0 bn
Average Note Rate: 5.85%
6.4%
2Q22
3Q22
4Q22
Total Production (UPB in billions)(1)
Average 30-year fixed rate mortgage(2)

- Pennymac, through its multi-channel production platform, has been one of the largest producers of mortgage loans over the last nine months as interest rates increased[1]
  - Pennymac retains MSRs on nearly all mortgage loan production, driving continued organic portfolio growth
  - UPB of production volume on a quarterly basis consistently represents 4-5% of the total servicing portfolio
  - The majority of loans Pennymac produces are originated at note rates consistent with the market (currently 5% or higher)
    - The continued addition of higher interest rate loans that PFSI services provides significant refinance opportunities for Consumer Direct if mortgage rates decline

(1) Includes volume fulfilled for PMT
(2) Freddie Mac Primary Mortgage Market Survey

7

$465 $456 $356 $294 $259 AVG2021 1Q22 2Q22 3Q22 4Q22 Quarterly Operating Expenses (1) ($ in millions) 8 MEANINGFUL EXPENSE SAVINGS AND CAPACITY REDUCTIONS IN 2022 PFSI was proactive at aligning capacity to the anticipated decline in the origination market • Fourth quarter operating expenses (1) were down $206 million from average 2021 levels, or 44% • Pennymac remains disciplined and will continue to rapidly adjust capacity levels relative to the origination market, whether growing or contracting (1) Operating expenses excludes reversal of (provision for) losses on active loans, which averaged $13 million per quarter in 202 1, and totaled $33 million, $22 million, $3 million, and $(13) million in 1Q22, 2Q22, 3Q22, and 4Q22, respectively 44% reduction from average 2021 levels

$21.34 $26.26 $47.80 $60.11 $69.44 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 13% 22% 61% 29% 14% 2018 2019 2020 2021 2022 9 PFSI IS WELL - POSITIONED FOR CONTINUED EXECUTION IN 2023 AND BEYOND Book Value Per Share of PFSI Return on Equity (ROE) PFSI’s ROE is projected to trend toward its pre - COVID range during 2023 (2) Multi - Channel Approach to Mortgage Production • Flexibility to adapt to different market conditions; drives consistent, organic servicing portfolio growth Large and Growing Servicing Portfolio • Significant cash flow generation; provides efficient leads to Consumer Direct channel Highly Scalable, Technology - Enabled Platform • Long history of developing and deploying innovative mortgage technology Successful Hedging of Mortgage Servicing Rights • Historically successful in moderating the impact of interest rate volatility on the fair value of MSRs Best - in - Class Management Team • 15 years of operations and 9 years as a publicly traded company with a total annualized return to stockholders of 15% since IPO (1) (1) Bloomberg : Through 1/31/23 (2) See Slide 24

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 10 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Consumer Direct Market Share (1) Broker Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $2.2 billion in total o ri gination volume for the year ended 2022. For the year ended 2022, we estimate the correspondent channel represented 26% of th e overall origination market, retail represented 59%, and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $552 billion divided by an estimated $13.3 trillion in mortgage debt outstanding. 2.8% 3.3% 3.7% 4.1% 4.1% 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 0.5% 0.7% 0.9% 1.6% 1.2% 2018 2019 2020 2021 2022 0.3% 1.2% 2.1% 2.4% 2.0% 2018 2019 2020 2021 2022 11.8% 15.3% 17.7% 16.7% 15.3% 2018 2019 2020 2021 2022

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

PENNYMAC FINANCIAL SERVICES

Correspondent
(UPB in billions)



$30.3
$32.8
$17.2
$15.7
$23.0
$22.4
$10.2
$12.2
$22.9
$20.8
$10.7
$10.1
4Q21
3Q22
4Q22
Government loans(1)
Conventional loans(2)
Total locks(3)

Consumer Direct
(UPB in billions)



$14.2
$10.6
$6.3
$4.3
$3.8
$2.3
$1.2
$1.1
$1.7
$1.1
$0.6
4Q21
3Q22
4Q22
Government loans
Conventional loans
Total locks

Broker Direct
(UPB in billions)



$3.7
$3.9
$2.8
$0.9
$1.9
$1.3
$0.9
$0.4
$2.0
$1.1
$0.8
$0.4
4Q21
3Q22
4Q22
Government loans
Conventional loans
Total locks

January 2023

Locks: (UPB in billions)	$6.1
Acquisitions: (UPB in billions)	$6.8

January 2023

Locks: (UPB in billions)	$0.7
Originations: (UPB in billions)	$0.2
Committed pipeline(4): (UPB in billions)	$0.7

January 2023

Locks: (UPB in billions)	$0.8
Originations: (UPB in billions)	$0.5
Committed pipeline(4): (UPB in billions)	$0.8

Note: Figures may not sum due to rounding
(1) For government-insured loans, PFSI earns income from holding and selling or securitizing the loans
(2) Includes loans fulfilled for PMT as well as loans for PFSI's own account. For loans fulfilled for PMT, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions as well as loans for which PFSI earns a fulfillment fee
(4) Commitments to originate mortgage loans at specified terms at period end

11

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	4Q21				3Q22				4Q22			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)(1)	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)(1)	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)(1)	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
PFSI Correspondent(2)	$ 15,059	24	$ 36.3	11%	$ 12,014	24	$ 29.4	17%	$ 14,873	21	$ 30.5	29%
Consumer Direct	10,070	336	338.7	99%	2,140	366	78.3	46%	894	358	32.0	30%
Broker Direct	3,155	68	21.4	6%	1,319	70	9.3	5%	1,466	56	8.2	8%
Other(3)	n/a	n/a	(75.6)	-22%	n/a	n/a	35.7	21%	n/a	n/a	23.6	22%
Total PFSI account revenues (net of Loan origination expense)	**$ 28,284**	**113**	**$ 320.8**	**94%**	**$ 15,473**	**99**	**$ 152.7**	**89%**	**$ 17,234**	**55**	**$ 94.4**	**89%**
PMT Conventional Correspondent	13,991	14	20.2	6%	10,232	18	18.4	11%	6,683	18	12.2	11%
Total Production revenues (net of Loan origination expense)		**81**	**$ 340.9**	**100%**		**67**	**$ 171.1**	**100%**		**45**	**$ 106.6**	**100%**
Production expenses (less Loan origination expense)	**$ 42,275**	**55**	**$ 234.4**	**69%**	**$ 25,705**	**52**	**$ 132.5**	**77%**	**$ 23,916**	**48**	**$ 115.6**	**108%**
Production segment pretax income		**25**	**$ 106.5**	**31%**		**15**	**$ 38.6**	**23%**		**(4)**	**$ (9.0)**	**-8%**

- Production revenue margins were lower in all channels; revenue per fallout adjusted lock for PFSI's own account was 55 basis points in 4Q22, down from 3Q22 driven primarily by lower volumes in Consumer Direct
- PFSI Correspondent includes $3.9 billion in UPB of lower margin conventional production from PMT which resulted in a reduction of margins in 4Q22
- Production expenses decreased 7% from the prior quarter while fallout adjusted locks were up 11%

(1) Expected revenue net of direct origination costs at time of lock
(2) Includes government-insured or guaranteed loans, as well as certain conventional loans for PFSI's own account in 4Q22
(3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

12

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL

Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

CORRESPONDENT

- Pennymac remains the largest correspondent aggregator in the U.S.
- 772 correspondent sellers as of December 31, up slightly from 771 at September 30
- Purchase volume in 4Q22 was 93% of acquisitions, up from 90% in 3Q22
- Correspondent volume drives servicing portfolio growth while generating additional opportunities for consumer direct
- Lower fulfillment fees Q/Q due to the purchase of certain conventional correspondent loans from PMT
  - PFSI will continue such purchases in 1Q23
- Additional opportunities in the channel driven by the exit of Wells Fargo

CONSUMER DIRECT

- Focused on meeting the changing needs of the 2.3 million customers in our servicing portfolio in a higher interest rate environment
  - Purchase lock volume in 4Q22 was $681 million, or 40% of total locks, compared to $1.37 billion, or 36% of total locks in 3Q22
  - $572 million or approximately 85% of total purchase locks sourced from our large and growing servicing portfolio
  - $45 million of closed end second lien mortgage loans funded in 4Q22, up significantly from 3Q22

BROKER DIRECT

- Funding volumes were down from 3Q22 consistent with the overall market decline
- Approved brokers totaled 2,684 at December 31, 2022, or approximately 18% of the total population of brokers
  - Large opportunity with approximately 15,000 brokers and non-delegated sellers active in the market
- Purchase loans were 85% of total originations
- Margins were lower than in the prior quarter as the channel remains highly competitive
- Launch of POWER+, our next generation technology platform, combined with consolidation in the channel, has led to more brokers looking to expand their relationship with Pennymac

13

PENNYMAC FINANCIAL SERVICES

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $551.7 billion in UPB at December 31, 2022, up 2% Q/Q and 8% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- Slight increase in delinquency rates from the prior quarter, consistent with seasonal fluctuations
- Modifications were down slightly from the prior quarter while EBO loan volumes remain low

Selected Operational Metrics	3Q22	4Q22
Loans serviced (in thousands)	2,221	2,261
60+ day delinquency rate - owned portfolio[1]	3.5%	3.8%
60+ day delinquency rate - sub-serviced portfolio[2]	0.5%	0.6%
Actual CPR - owned portfolio[1]	9.0%	5.4%
Actual CPR - sub-serviced[2]	6.9%	4.4%
UPB of completed modifications ($ in millions)[3]	$2,377	$2,349
EBO loan volume ($ in millions)[4]	$250	$307

Loan Servicing Portfolio Composition
(UPB in billions)


$509.7
$539.1
$551.7
12/31/21
9/30/22
12/31/2022
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)


$539.1
($10.4)
$23.0
$551.7
At 9/30/22
Runoff (5)
Additions from loan production (6)
At 12/31/22

[1] Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 29 for additional details. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate.
[2] Represents PMT's MSRs. Excludes distressed loan investments.
[3] UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
[4] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[5] Also includes loans sold with servicing released in connection with any asset sales by PMT
[6] Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

14

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	4Q21		3Q22		4Q22	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Loan servicing fees	$ 287.8	22.9	$ 313.1	23.5	$ 321.9	23.6
Earnings on custodial balances and deposits and other income	8.8	0.7	43.8	3.3	60.8	4.5
Realization of MSR cash flows	(97.0)	(7.7)	(141.8)	(10.6)	(148.8)	(10.9)
EBO loan-related revenue[2]	206.0	16.4	36.3	2.7	21.9	1.6
Servicing expenses:						
Operating expenses	(106.6)	(8.5)	(108.7)	(8.2)	(93.8)	(6.9)
Payoff-related expense[3]	(33.0)	(2.6)	(10.0)	(0.7)	(9.0)	(0.7)
Losses and provisions for defaulted loans	(13.6)	(1.1)	(12.8)	(1.0)	(14.1)	(1.0)
EBO loan transaction-related expense	(3.9)	(0.3)	(0.2)	(0.0)	(0.1)	(0.0)
Interest expense	(30.6)	(2.4)	(50.2)	(3.8)	(59.7)	(4.4)
Pretax income excluding valuation-related changes	**$ 217.9**	**17.3**	**$ 69.6**	**5.2**	**$ 79.1**	**5.8**
Valuation-related changes						
MSR fair value[4]	(58.4)		237.2		82.6	
Hedging derivatives gains (losses)	(37.7)		(164.7)		(72.9)	
Provision for losses on active loans[5]	4.3		3.2		(13.2)	
Servicing segment pretax income	**$ 126.1**		**$ 145.3**		**$ 75.6**	
Average servicing portfolio UPB	**$ 503,176**		**$ 532,861**		**$ 545,367**	

- Loan servicing fees increased from the prior quarter due to continued portfolio growth; operating expenses declined driven primarily by expense management activities and seasonal impacts
- Earnings on custodial balances and deposits increased $17 million from the prior quarter
  - Custodial funds managed for PFSI's owned servicing portfolio totaled $3.3 billion at December 31, 2022
  - Quarter over quarter decline in balances driven largely by seasonal property tax payments
  - Earnings rate generally fluctuates with changes in the Federal Funds rate
- EBO loan-related revenue decreased $14 million from the prior quarter and is expected to remain low for a period of time

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

15

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

PENNYMAC FINANCIAL SERVICES

MSR Valuation Changes and Offsets
($ in millions)


MSR fair value change before recognition of realization of cash flows
Hedging and related gains (declines)
Production pretax income
($58.4)
($37.7)
$106.5
$237.2
($164.7)
$38.6
$82.6
($72.9)
($9.0)
4Q21
3Q22
4Q22

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 4Q22, MSR fair value increased slightly(1)
  - Realized prepayment speeds were lower than expected
  - Expectations for lower prepayment activity in the future
- Largely offset by hedging and other losses
  - Primarily driven by hedge costs and higher interest rates

(1) Before recognition of realization of cash flows

16

6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 6.1% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 30-60 Days 60-90 Days 90+ Days In Foreclosure • Overall mortgage delinquency rates increased from the prior quarter but remain below pre - pandemic levels • Servicing advances outstanding for PFSI’s MSR portfolio increased to approximately $520 million at December 31, 2022 from $397 million at September 30, 2022 due to seasonal property tax payments – No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations HISTORICAL TRENDS IN DELINQUENCIES AND ADVANCES 17 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio. Delinquency and foreclosure rates based on UPB. As of 12/31/22, the UPB of mortgage servicing rights own ed totaled $318 billion.

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 18 • Net AUM as of December 31, 2022 were $ 2.0 billion, down 3% from September 30, 2022 and 17 % from December 31, 2021 ‒ Decrease in AUM primarily due to PMT’s financial performance • Investment Management segment revenues were $ 9.9 million, down 4 % from 3Q22 and 5 % from 4Q21 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.4 $2.0 $2.0 12/31/21 9/30/22 12/31/22 $10.5 $10.4 $9.9 4Q21 3Q22 4Q22 Base management fees & other revenue

APPENDIX

PFSI IS WELL IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS

In August 2022, the Federal Housing Finance Agency (FHFA) and Ginnie Mae released updated eligibility standards for non-bank seller/servicers with a proposed effective date for most requirements of September 30, 2023

- PennyMac Loan Services, LLC (PLS), the entity at which these standards are applicable, is a subsidiary of PFSI and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac and as an issuer of securities guaranteed by Ginnie Mae

As of December 31, 2022
(in millions)



Capital
Liquidity
Capital Ratios
New GNMA Eligibility Requirements (Pro-Forma)
$1,101
$6,170
Requirement
PLS
$340
$2,041
Requirement
PLS
6%
37%
52%
Requirement
PLS RBCR(1)
PLS Leverage Ratio
New FHFA Eligibility Requirements (Pro-Forma)
$1,045
$6,170
Requirement
PLS
$476
$1,556
Requirement
PLS
6%
36%
Requirement
PLS

(1) Risk-based Capital Ratio. GNMA has extended the mandatory implementation date of the RBC requirement to December 31, 2024.

20

21 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $552 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 9 15 YEARS OF OPERATIONS PMT # 3 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 6 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are as of 12/31/22 unless oth erw ise noted. (1) Inside Mortgage Finance for the full year 2022 (2) Inside Mortgage Finance as of 9/30/22 $2.0 billion in assets under management 13 - year track record 2.3 million customers $109 billion in 2022

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 22 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers - PFSI earns gains on delegated government - insured and non - delegated loans - Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government - insured loans Broker direct origination launched in 2018 LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: - GSE credit risk transfer investments - MSR investments - Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

23 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, consumer direct and broker direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of 2.3 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 3 rd largest in the U.S. (1) Loan Servicing 6 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the full year 2022 (2) Inside Mortgage Finance as of 9/30/22

48% 75% 64% 61% 73% 80% 63% 40% 45% 73% 40% 58% 53% 49% 63% 71% 54% 36% 42% 67% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 PFSI Purchase Mix Industry Purchase Mix 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 10-Year Treasury Yield 11% 19% 20% 22% 26% 13% 22% 61% 29% 14% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) Proven ability to generate attractive ROEs… 24 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Inside Mortgage Finance (3) Bloomberg (4) Inside Mortgage Finance for historical data. Industry purchase mix for 4 Q22 represents the average of Mortgage Bankers Association (1/19/23 ) and Fannie Mae ( 1/10/23) estimates . (1) (2) (3) (4) Average: 24% $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.2 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 U.S. Origination Market (in trillions)

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

Low Debt-to-Equity Ratio



2.4x
3.0x
3.6x
3.2x
2.0x
0.9x
0.7x
0.6x
0.9x
1.1x
12/31/18
12/31/19
12/31/20
12/31/21
12/31/2022
Non-funding debt-to-equity
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Non-funding debt-to-equity has historically remained near or below 1.0x

High TNW[1]/Assets



25%
22%
19%
21%
27%
22%
20%
10%
18%
20%
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
Tangible Net Worth / Assets
Tangible Net Worth / Assets ex. Loans eligible for repurchase

- Tangible net worth (TNW) / assets excluding loans eligible for repurchase has increased due to growth in stockholders' equity and a reduction in balances of loans held for sale at fair value from peak levels

Diverse Financing Sources



MSR & Servicing Advance Financing
$1,800mm
$500mm 5.750% due September 2031
$650mm 4.250% due February 2029
$650mm 5.375% due October 2025
$1,800mm
$500mm GNMA MSR Term Notes due May 2027
$650mm GNMA MSR Term Notes due February 2025
$650mm GNMA MSR Term Notes due August 2023
$1,750mm
Financing capacity across multiple banks
$250mm drawn
Senior Unsecured Notes
Secured Term Notes
Secured Revolving Bank Financing Lines

- Senior unsecured notes provide low, fixed interest rates; more than 3-years until first maturity
- Secured term notes due February 2023 were extended for 2 years; secured term notes due in August 2023 contain the ability to extend the maturity for 2-years at PFSI's discretion
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of December 31, 2022
[1] Tangible net worth excludes capitalized software

25

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM SUCCESS

PENNYMAC FINANCIAL SERVICES

2008

Operations launched; de novo build of legacy-free mortgage servicer

Raised $500 million of capital in private opportunity funds

2009

PMT formed in an initial public offering raising $320 million

Correspondent group established with a focus on operations development and process design

2010

Added servicing leadership for prime portfolio and to drive scalable growth

Correspondent system launches

2011

Expanded infrastructure with flagship operations facility in Moorpark, CA

Correspondent leadership team expands

2012

Expanded infrastructure in Tampa, FL

Became largest non-bank correspondent aggregator

2013

PFSI completed initial public offering

Expanded infrastructure in Fort Worth, TX

2014

Continued organic growth and servicing portfolio UPB reaches $100 billion[1]

2015

PFSI stockholders' equity surpasses $1 billion

2016

Substantial growth in PFSI's consumer direct capacity

2017

PFSI issued MSR-backed term notes

2018

PFSI launched broker-direct lending channel

PFSI completes corporate reorganization

2019

Achieved position as the largest correspondent aggregator in the U.S.

PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020

Record production volumes across all channels; nearly $200 billion in UPB[1]

PFSI issued inaugural $650 million of unsecured Senior Notes

2021

PFSI issued an additional $1.15 billion of unsecured Senior Notes

Servicing portfolio surpasses 2 million customers[1]

2022

Launched "Greatness Lives Here" brand marketing campaign celebrating home as the foundation for achieving life's aspirations

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

[1] All figures are for PFSI and include volume fulfilled or subserviced for PMT

26

2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30 - year fixed rate mortgage (1) 6.70% 3.83% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 27 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 6.13% as of 1/26/23 (2) U.S. Department of the Treasury. 3.49% as of 1/26/23 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 11/30/22 Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance. 10 - year Treasury Bond Yield (2) 3.87% 6.42% 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 10-year Treasury bond yield 1.5% 2.3% 3.0% 3.8% 3.9% 2/10 year Treasury yield spread 0.8% 0.0% 0.1% -0.5% -0.7% 30-year fixed rate mortgage 3.1% 4.7% 5.7% 6.7% 6.4% Secondary mortgage rate 2.1% 3.5% 4.4% 5.6% 5.3% U.S. home price appreciation (Y/Y % change) 18.8% 20.6% 19.7% 13.0% 7.7% Residential mortgage originations (in billions) $995 $725 $650 $505 $335

28 MSR ASSET VALUATION (1) Weighted average Mortgage Servicing Rights Pool UPB $314,568 Coupon (1) 3.4% Servicing fee/spread (1) 0.36% Prepayment speed assumption (CPR) (1) 7.5% Fair value $5,953.6 As a multiple of servicing fee 5.20 December 31, 2022 Unaudited ($ in millions)

29 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors Segment UPB ($ in billions) % of Total UPB Loan Count (in thousands) Note Rate Age (months) Maturity (months) Loan Size ($ in thousands) FICO Credit Score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $118.0 37.5% 613 3.7% 42 321 $193 674 93% 67% 5.6% VA $113.8 36.2% 423 3.2% 26 332 $269 724 90% 72% 2.3% USDA $21.3 6.8% 144 3.6% 43 320 $148 698 98% 68% 5.2% GSE FNMA $29.2 9.3% 106 3.3% 24 306 $275 760 69% 56% 0.5% FHLMC $31.8 10.1% 112 3.4% 16 316 $282 753 71% 61% 0.4% Other (2) Other $0.6 0.2% 2 3.7% 15 334 $311 765 65% 59% 0.1% Grand Total $314.6 100.0% 1,400 3.4% 32 323 $225 710 88% 67% 3.3% As of December 31, 2022

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 30 Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 4Q21 1Q22 2Q22 3Q22 4Q22 Correspondent Acquisitions Conventional Conforming - for PMT 17,157$ 9,768$ 10,320$ 10,225$ 6,771$ Conventional Conforming - for PFSI - - - - 3,912 Government 15,651 12,730 10,649 12,161 10,081 Jumbo - 1 3 2 - Total 32,808$ 22,500$ 20,973$ 22,387$ 20,764$ Consumer Direct Originations Conventional Conforming 6,311$ 4,553$ 2,246$ 1,198$ 489$ Government 4,289 3,669 1,492 1,130 572 Jumbo - - 5 2 4 Closed-end second liens - - - 1 45 Total 10,600$ 8,222$ 3,744$ 2,330$ 1,110$ Broker Direct Originations Conventional Conforming 2,823$ 1,979$ 1,556$ 909$ 758$ Government 860 560 396 384 362 Jumbo - 2 24 5 7 Total 3,684$ 2,541$ 1,976$ 1,298$ 1,126$ Total acquisitions/originations 47,092$ 33,262$ 26,693$ 26,016$ 23,000$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 17,157$ 9,768$ 10,324$ 10,227$ 6,771$

INTEREST RATE LOCKS BY PRODUCT 31 Note: Figures may not sum exactly due to rounding Interest Rate Lock Commitments Unaudited ($ in millions) 4Q21 1Q22 2Q22 3Q22 4Q22 Correspondent Locks Conventional Conforming - for PMT 14,717$ 10,194$ 11,080$ 10,647$ 7,507$ Conventional Conforming - for PFSI - - - - 4,747 Government 15,544 12,487 11,326 12,351 10,681 Jumbo - - 3 2 7 Total 30,261$ 22,682$ 22,410$ 22,999$ 22,941$ Consumer Direct Locks Conventional Conforming 8,264$ 5,242$ 2,511$ 1,892$ 700$ Government 5,937 3,861 1,804 1,889 885 Jumbo - 8 11 14 6 Closed-end second liens - - - 10 93 Total 14,200$ 9,112$ 4,326$ 3,804$ 1,684$ Broker Direct Locks Conventional Conforming 2,884$ 2,732$ 1,663$ 1,236$ 1,338$ Government 984 784 535 622 656 Jumbo - 10 21 6 20 Total 3,867$ 3,527$ 2,220$ 1,865$ 2,014$ Total locks 48,329$ 35,320$ 28,956$ 28,668$ 26,639$

CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 32 Correspondent Consumer Direct Broker Direct 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Government-insured 693 691 682 680 690 Government-insured 42 43 43 45 46 Conventional 750 750 753 758 756 Conventional 36 36 37 38 39 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Government-insured 704 708 700 680 680 Government-insured 40 40 42 43 44 Conventional 742 738 727 724 728 Conventional 34 35 37 37 38 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Government-insured 720 702 694 679 676 Government-insured 44 43 44 45 46 Conventional 755 754 757 759 756 Conventional 35 36 37 37 38 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI

ADJUSTED EBITDA RECONCILED TO NET INCOME 33 ($ in millions) 4Q21 3Q22 4Q22 Net income 173.1$ 135.1$ 37.6$ Provision for income taxes 61.0 50.3 30.1 Income before provisions for income taxes 234.1 185.5 67.7 Depreciation and amortization 6.9 9.4 10.6 Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 58.4 (237.2) (82.6) Hedging losses associated with MSRs 37.7 164.7 72.9 Stock-based compensation 9.1 6.5 11.9 Interest expense on corporate debt and capital base 24.0 23.9 23.9 Adjusted EBITDA 370.3$ 152.9$ 104.4$